SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2003

GERON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

230 Constitution Drive Menlo Park, California		94025
(Address of principal executive offices)		(Zip Code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 99.1

Item 5. Other Events.

On October 29, 2003, Geron Corporation, a Delaware corporation (the “Company”), filed with the Commission a Prospectus Supplement under its Registration Statement on Form S-3, Registration No. 333-81596, in connection with an underwritten public offering of 5,000,000 shares of the Company’s common stock, par value $0.001 per share. In connection with the offering, the Company executed an Underwriting Agreement, dated October 29, 2003, with UBS Securities LLC, SG Cowen Securities Corporation, Lazard Frères & Co. LLC and Needham & Company, Inc. as managing underwriters.

The Prospectus Supplement and the Underwriting Agreement are filed as an exhibit to this Current Report on Form 8-K. The summary description of the transaction is qualified in its entirety by reference to the documents filed as exhibits hereto.

Item 7. Exhibits.

Exhibits

1.1	Underwriting Agreement dated October 29, 2003.

99.1	Prospectus Supplement dated October 29, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: October 29, 2003	By: /s/ WILLIAM D. STEMPEL
	Name:	William D. Stempel
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibits

1.1	Underwriting Agreement dated October 29, 2003.

99.1	Prospectus Supplement dated October 29, 2003.

3